UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

ZEROFOX HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39722	98-1557361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1834 S. Charles Street Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 936-9369

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ZFOX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ZFOXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry into a Material Definitive Agreement.

Stifel Loan and Security Agreement

On April 21, 2023, ZeroFox, Inc., as borrower (“ZFI”), and ZeroFox Holdings, Inc. (the “Company”) and its other subsidiaries, as guarantors, entered into a seventh amendment (the “Stifel LSA Amendment”) to the loan and security agreement with Stifel Bank which, among other things will increase the aggregate borrowing limit thereunder to $22.5 million and extend the maturity date to June 30, 2025. Additionally, the Stifel LSA Amendment imposes a new covenant (the “Liquidity Ratio Covenant”) whereby the ratio of (A) the unrestricted cash held by ZFI at Stifel Bank plus 50% of ZFI’s trade accounts receivable to (B) ZFI’s aggregate indebtedness to the Bank must equal at least 1.5 to 1.0. Compliance with the Liquidity Ratio Covenant is tested on the last day of each month. The Stifel LSA Amendment also requires ZFI to maintain unrestricted cash at Stifel Bank of at least $17.5 million at all times.

On April 21, 2023, ZFI borrowed an additional $7.5 million under the facility and increased its aggregate borrowings under the facility to $22.5 million.

Concurrently with entering into the Stifel LSA Amendment, the Company issued to Stifel Bank a warrant to purchase 128,676 shares of Company common stock at an exercise price of $1.36 per share (the “Stifel Warrant”). The Stifel Warrant will expire on April 21, 2033.

Affiliates of Stifel Bank have from time to time performed, and may in the future perform, various investment banking and other financial advisory services for the Company and/or its subsidiaries in the ordinary course of business, for which they received or will receive customary fees and commissions.

The foregoing description of Sifel LSA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Stifel LSA Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Renewal of Headquarters Lease

ZFI currently leases the Company’s headquarters at 1834 S. Charles Street, Baltimore, Maryland 21230 pursuant to the terms of a Lease Agreement dated February 27, 2016 (as amended, the “HQ Lease”) between ZFI and 1830 Charles Street LLC, a subsidiary of Wolf Acquisitions, L.P. Wolf Acquisitions, L.P. is wholly-owned by James C. Foster, the Company’s Chief Executive Officer and Chairman. The HQ Lease expired on February 28, 2023 and ZFI continued to lease the facility on a month-to-month basis. The Audit Committee of the Company’s Board of Directors approved an extension of the HQ Lease on terms that it believes respresent an arms’-length transaction. Following such approval by the Audit Committee, the parties entered into Amendment No. 2 to Lease Agreement on April 21, 2023 (the “Lease Amendment”) which extends the HQ Lease for an additional three (3) year term to expire on February 28, 2026. The new base rent is $27,083.33 per month and the base rent will automatically increase by three percent (3%) per annum. Following this three-year extension, ZFI will have the option to extend the HQ Lease for two (2) additional one-year terms.

The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 under the heading “Stifel Loan and Security Agreement” is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 under the heading “Stifel Loan and Security Agreement” with respect to the Stifel Warrant is hereby incorporated by reference into this Item 3.02.

The Stifel Warrant was issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On April 24, 2023, the Company issued a press release announcing that it had completed its previously-announced acquisition of Lookingglass Cyber Solutions, Inc. (“LGCS”). A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 8.01 Other Events.

On April 21, 2023, the Company completed its previously-announced acquisition of LGCS.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Seventh Amendment to Loan and Security Agreement dated as of April 21, 2023, by and among Stifel Bank, ZeroFox, Inc., as borrower, and ZeroFox Holdings, Inc. and certain subsidiaries as guarantor parties thereto

10.2	Amendment No. 2 to Lease Agreement, dated April 21, 2023, by and between ZeroFox, Inc. and 1830 Charles Street LLC
99.1	Press Release issued by ZeroFox Holdings, Inc. on April 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

zerofox holdings, inc.
Date: April 24, 2023	By:	/s/ Timothy S. Bender
Name: Timothy S. Bender Title: Chief Financial Officer